OTHER REAL ESTATE	12 Months Ended
Dec. 31, 2016
OTHER REAL ESTATE [Abstract]
OTHER REAL ESTATE
NOTE 5 – OTHER REAL ESTATE

A summary of other real estate activity for the years ended December 31 follows (1):

	2016	2015	2014
	(In thousands)
Balance at beginning of year, net of valuation allowance	$7,070	$6,370	$18,088
Loans transferred to other real estate	2,355	6,694	6,143
Sales of other real estate	(3,596)	(5,502)	(17,198)
Additions to valuation allowance charged to expense	(873)	(492)	(663)
Balance at end of year, net of valuation allowance	$4,956	$7,070	$6,370

(1)	Table excludes other repossessed assets totaling $0.05 and $0.08 million at December 31, 2016 and 2015, respectively.

We periodically review our real estate properties and establish valuation allowances on these properties if values have declined since the date of acquisition. An analysis of our valuation allowance for other real estate follows:

	2016	2015	2014
	(In thousands)
Balance at beginning of year	$1,692	$2,511	$4,047
Additions charged to expense	873	492	663
Direct write-downs upon sale	(1,772)	(1,311)	(2,199)
Balance at end of year	$793	$1,692	$2,511

At December 31, 2016 and 2015, the balance of other real estate includes $1.9 million and $2.8 million of foreclosed residential real estate properties. Retail mortgage loans secured by residential real estate properties for which formal foreclosure proceedings are in process according to local requirements totaled $1.0 million and $1.1 million at December 31, 2016 and 2015, respectively.

Other real estate and repossessed assets totaling $5.0 million and $7.2 million at December 31, 2016 and 2015, respectively, are presented net of the valuation allowance on the Consolidated Statements of Financial Condition.